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Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock
of
CORIUM INTERNATIONAL, INC.
at
$12.50 Per Share, plus one non-transferable contingent value right for each Share, which represents the contractual right to receive $0.50 per Share following approval by the FDA of the New Drug Application for Corplex Donepezil on or prior to March 31, 2020, as described in and under the conditions set forth in the Contingent Value Rights Agreement

Pursuant to the Offer to Purchase dated October 26, 2018
by
GURNET MERGER SUB, INC.
a wholly-owned subsidiary
of
GURNET HOLDING COMPANY

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE PAST 11:59 P.M., NEW YORK CITY TIME, ON NOVEMBER 26, 2018, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your shares, to:

If delivering by mail:	If delivering by hand, express mail, courier or any other expedited service:
Continental Stock Transfer & Trust Company Attention: Corporate Actions Department 1 State Street—30th Floor New York, NY 10004	Continental Stock Transfer & Trust Company Attention: Corporate Actions Department 1 State Street—30th Floor New York, NY 10004

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attach additional list if necessary)

	Certificated Shares**			Book entry Shares

	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Represented by Certificate(s) Tendered**	Book Entry Shares Tendered

Total Shares

*	Need not be completed by stockholders tendering solely by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being tendered hereby. See Instruction 4.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW (OR AN APPROPRIATE IRS FORM W-8 IF YOU ARE A NON-U.S. STOCKHOLDER), IF REQUIRED. PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

        ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, MACKENZIE PARTNERS, INC. (THE "INFORMATION AGENT"), AT (800) 322-2885 (toll free in the United States) OR THE ADDRESS SET FORTH ON THE BACK PAGE OF THE OFFER TO PURCHASE.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT AT (800) 322-2885 (toll free in the United States).

        THE TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) STOCKHOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO.

        This Letter of Transmittal is being delivered to you in connection with the offer by Gurnet Merger Sub, Inc., a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of Gurnet Holding Company, a Delaware corporation, to purchase all of the outstanding shares of common stock, par value $0.001 per share (the "Shares"), of Corium International, Inc., a Delaware corporation (the "Company"), at a purchase price of $12.50 per Share in cash, net of applicable withholding taxes and without interest (the "Closing Amount"), plus one non-transferable contingent value right for each Share (each, a "CVR"), which represents the contractual right to receive $0.50 per Share in cash, net of applicable withholding taxes and without interest, following approval by the FDA of the New Drug Application for Corplex Donepezil on or prior to March 31, 2020, as described in and under the conditions set forth in the CVR Agreement (as defined in the Offer to Purchase) upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 11, 2018, by and between the Company, Parent and Purchaser, this Letter of Transmittal and the related Offer to Purchase by Purchaser, dated October 26, 2018 (the "Offer to Purchase," which, together with this Letter of Transmittal and the Notice of Guaranteed Delivery, as they may be amended or supplemented from time to time, collectively constitute the "Offer"). "Offer Price" means the Closing Amount plus one CVR, collectively, or any higher amount per Share paid pursuant to the Offer. The Offer expires at one minute past 11:59 P.M., New York City time, on the Expiration Date. "Expiration Date" means November 26, 2018, unless we, in accordance with the Offer, terminate the Offer or extend the period during which the Offer is open, in which event the term "Expiration Date" means the date on which the Offer, as so extended, expires.

        You should use this Letter of Transmittal to deliver to Continental Stock Transfer & Trust Company (the "Depositary"), Shares represented by stock certificates, or held in book-entry form on the books of the Company, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC"), you must use an Agent's Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as "Certificate Stockholders."

        If certificates representing your Shares are not immediately available or you cannot deliver such certificates and all other required documents to the Depositary on or prior to the Expiration Date or you cannot complete the book-entry transfer procedures on or prior to the Expiration Date, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

        If any certificate representing any Shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact the Company's stock transfer agent, Computershare Investor Services (the "Transfer Agent") at (877) 373-6374 (toll free in the United States) regarding the requirements for replacement. You may be required to post a bond to secure against the risk that such certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Gurnet Merger Sub, Inc., a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of Gurnet Holding Company, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.001 per share (the "Shares"), of Corium International, Inc., a Delaware corporation (the "Company"), at a purchase price of $12.50 per Share in cash, net of any applicable withholding taxes and without interest (the "Closing Amount"), plus one non-transferable contingent value right for each Share (each, a "CVR"), which represents the contractual right to receive $0.50 per Share in cash, net of any applicable withholding taxes and without interest, following approval by the FDA of the New Drug Application for Corplex Donepezil on or prior to March 31, 2020, as described in and under the conditions set forth in the CVR (as defined in the Offer to Purchase), upon the terms and subject to the conditions set forth in Offer to Purchase by Purchaser, dated October 26, 2018, which the undersigned hereby acknowledges the undersigned has received (the "Offer to Purchase," which, together with this Letter of Transmittal and the Notice of Guaranteed Delivery, as they may be amended or supplemented from time to time, collectively constitute the "Offer"). "Offer Price" means the Closing Amount plus one CVR, collectively, or any higher amount per Share paid pursuant to the Offer. The Offer expires at one minute past 11:59 P.M., New York City time, on the Expiration Date (the "Offer Expiration Time"). "Expiration Date" means November 26, 2018, unless we, in accordance with the Offer, terminate the offer or extend the period during which the Offer is open, in which event the term "Expiration Date" means the date on which the Offer, as so extended, expires. The undersigned hereby acknowledges that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its direct or indirect wholly-owned subsidiaries of Parent, without the consent of the Company, the right to purchase the Shares tendered herewith.

        Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment for the Shares validly tendered herewith and not validly withdrawn, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, "Distributions"). In addition, the undersigned hereby irrevocably appoints Continental Stock Transfer & Trust Company, (the "Depositary") as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares and any Distributions) to the full extent of such stockholder's rights with respect to such Shares and any Distributions (a) to deliver certificates representing such Shares (the "Share Certificates") and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by The Depository Trust Company ("DTC"), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of the Company, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all upon the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to such Shares and Distributions, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise as such designee, in its, his or her sole discretion, deems proper with respect to all Shares and any Distributions. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares and any Distributions. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Purchaser or the Company) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to Purchaser or the Company) may be given (and, if given, will not be deemed effective).

        Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Closing Amount or deduct from the Closing Amount the amount or value thereof, as determined by Purchaser in its sole discretion.

        It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

        IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        The undersigned understands that the CVRs will not be transferable except (a) upon death of a holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (d) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by DTC, or any successor thereto; or (e) to Parent, if at any time a holder abandons all of such holder's remaining rights in a CVR by transferring such CVR to Parent without consideration therefor. The undersigned further understands that the CVRs will not have any voting or dividend rights, or accrue interest and will not represent any equity or ownership interest in Parent or the Company. The undersigned understands that the CVRs will be registered in the name of the undersigned.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the Offer, this tender is irrevocable.

        The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances, upon the terms and subject to the conditions of the Offer, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Closing Amount in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Closing Amount and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered."

        In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Closing Amount and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled "Special Payment Instructions," please credit any Shares tendered hereby or by an Agent's Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. Please make all payments regarding the CVRs as directed herein for payment of the Closing Amount and enter in the CVR register maintained by Continental Stock Transfer & Trust Company as Rights Agent, in the name(s) and address(es) appearing on the cover page of this Letter of Transmittal for each registered holder. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the Closing Amount in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.
            To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the Closing Amount of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Shares Tendered" above.
Issue: ☐ Check and/or ☐ Share Certificates to:
Issue: ☐ Check and/or ☐ Share Certificates to:	Name:

(Please Print)
Name:

(Please Print)	Address:

Address:

(Include Zip Code)

(Include Zip Code)

(Tax Identification or Social Security Number)
☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

 IMPORTANT—SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or W-8BEN-E or Other
Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:                             , 2018

        (Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated:                             , 2018

Place medallion guarantee in space below:

 INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures for Shares.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section 1, includes any participant in DTC's systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered therewith, unless such holder or holders have completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the cover of this Letter of Transmittal or (b) if the Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 of the Exchange Act (each an "Eligible Institution" and collectively "Eligible Institutions") (for example, the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.    This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith. A manually executed facsimile of this Letter of Transmittal may be used in lieu of the original. If Shares represented by Share Certificates are being tendered, such Share Certificates, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Offer Expiration Time. If Shares are to be tendered by book-entry transfer, the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase must be followed, and an Agent's Message and confirmation of a book-entry transfer into the Depositary's account at DTC of Shares tendered by book-entry transfer (such a confirmation, a "Book-Entry Confirmation") must be received by the Depositary on or prior to the Expiration Date.

        Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery on or prior to the Expiration Date pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender of such Shares must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery with respect to such Shares substantially in the form provided by Purchaser must be received by the Depositary on or prior to the Expiration Date, (c) if such Shares are represented by Share Certificates, such Share Certificates, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein within two Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery and (d) if such Shares are to be tendered by book-entry transfer, the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase must be followed, and a Book-Entry Confirmation must be received by the Depositary within two Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery.

        The term "Agent's Message" means a message, transmitted through electronic means by DTC in accordance with the normal procedures of DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of, this Letter of Transmittal, and that Purchaser may enforce such agreement against such participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary's office.

        THE METHOD OF DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED MADE, AND RISK OF LOSS THEREOF SHALL PASS, ONLY WHEN THEY ARE ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, BY BOOK-ENTRY CONFIRMATION WITH RESPECT TO SUCH SHARES). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHARES (OR SHARE CERTIFICATES), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

        All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by Purchaser in its sole and absolute discretion (which may be delegated in whole or in part to the Depositary), which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived.

        3.    Inadequate Space.    If the space provided on the cover page to this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4.    Partial Tenders (Applicable to Certificate Stockholders Only).    If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, stockholders should contact the Company's stock transfer agent, Computershare Investor Services (the "Transfer Agent"), at (877) 373-6374 (toll free in the United States) to arrange to have such Share Certificate divided into separate Share Certificates representing the number of shares to be tendered and the number of shares to not be tendered. The stockholder should then tender the Share Certificate representing the number of Shares to be tendered as set forth in this Letter of Transmittal. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

        If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

        If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) or holder(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        6.    Transfer Taxes.    Except otherwise provided in this Instruction 6, all transfer taxes with respect to the exchange of Shares contemplated hereby shall be paid or caused to be paid by the person or persons on whom such tax is imposed by applicable law. If payment of the Offer Price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s) or holder(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or holder(s) or such person) payable on account of the transfer to such person will be deducted from the Offer Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

        7.    Special Payment and Delivery Instructions.    If a check for the Offer Price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent's Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled "Special Payment Instructions" herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

        8.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to our Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser's expense.

        9.    Backup Withholding.    Under U.S. federal income tax laws, the Depositary will be required to backup withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is or is treated as a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder's or payee's correct taxpayer identification number ("TIN") and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Internal Revenue Service ("IRS") Form W-9. If a tendering U.S. stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item 2 in Part II of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder to backup withholding on the payment of the Offer Price for all Shares purchased from such stockholder. If the tendering U.S. stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If the tendering stockholder wrote "Applied For" in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the Offer Price to such stockholder until a TIN is provided to the Depositary.

        Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on IRS Form W-9. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. The appropriate IRS Form W-8 and instructions for completing IRS Form W-9 and IRS Form W-8 may be downloaded from the Internal Revenue Service's website at the following address: http://www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer. Tendering stockholders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

        NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR IRS FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

        10.    Lost, Destroyed, Mutilated or Stolen Share Certificates.    If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Company's Transfer Agent, at (877) 373-6374 (toll free in the United States). The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

        11.    Waiver of Conditions.    Purchaser expressly reserves the right, in its sole discretion, to, upon the terms and subject to the conditions of the Offer, increase the Offer Price, waive any Offer Condition (as defined in the Offer to Purchase) or make any other changes to the terms and conditions of the Offer.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE OFFER EXPIRATION TIME.

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification > Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

The Depositary for the Offer to Purchase is:

Continental Stock Transfer & Trust Company

If delivering by mail:	If delivering by hand or courier:
Continental Stock Transfer & Trust Company Attention: Corporate Actions Department 1 State Street—30th Floor New York, NY 10004	Continental Stock Transfer & Trust Company Attention: Corporate Actions Department 1 State Street—30th Floor New York, NY 10004

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

1407 Broadway
New York, New York 10018
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

QuickLinks

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
IMPORTANT—SIGN HERE (U.S. Holders Please Also Complete the Enclosed IRS Form W-9) (Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or W-8BEN-E or Other Applicable IRS Form W-8)
GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer